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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):     August 8, 1997


                                POLK AUDIO, INC.
               (Exact Name of Registrant as Specified in Charter)



                  MARYLAND                                     000-14729                              52-0954180
(State or Other Jurisdiction of Incorporation)           (Commission File Number)            (IRS Employer Identification No.)


               5601 METRO DRIVE, BALTIMORE, MARYLAND     21215
          (Address of Principal Executive Offices)    (Zip Code)


      Registrant's telephone number, including area code (410) 358-3600


        (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        On August 8, 1997, Polk Audio, Inc. (the "Company") announced the signing of a licensing agreement with KEP, a Korean supplier of speakers to Samsung Corporation, for certain designs and technology developed by Polk, to be incorporated into Samsung television sets. Polk Audio expects to realize royalty income from this licensing agreement beginning in its December 1997 fiscal quarter.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b) Financial Statements and Pro Forma Information.  Not applicable.

(c)  Exhibits.    The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

         (1)  Polk Audio, Inc. Press Release dated August 8, 1997.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Polk Audio, Inc.

                                        By: /s/ George M. Klopfer
                                        ----------------------------------------
                                        George M. Klopfer
                                        Chief Executive Officer


Date: August 28, 1997